SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act Of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(2))

[ ]  Definitive Information Statement

                               Health Express USA, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:  N/A.

2)   Aggregate number of securities to which transaction applies:  N/A.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

4)   Proposed maximum aggregate value of transaction:  N/A.

5)   Total fee paid:  N/A.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A

                              Health Express USA, Inc.
                           275 Commercial Blvd, Suite 260
                            Lauderdale by the Sea, FL 33308
                                 (954) 776-5401

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON AUGUST 27, 2001


Dear Shareholders,


NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Health Express USA, Inc. (the "Company"), a Florida corporation, will be held on Monday, August 27, 2001, at 10:00 a.m., Eastern Daylight Time, at the offices of the Company:
275 Commercial Blvd., Suite 260, Lauderdale by the Sea, Florida 33308 (the "Meeting") to consider and act upon the following:

1. To retain the Company's current directors, Marco D'Alonzo, Douglas Baker, Susan Greenfield and Edward Meyer, to serve until their successors are elected at the next annual meeting of shareholders.

2. To ratify the selection by the Board of Directors of Ahearn Jasco + Company as independent auditors of the Company for the year ending December 31, 2001.


Shareholders of record at the close of business on July 27, 2001 are entitled to notice of and to vote at the Meeting. You are cordially invited to attend. No presentations or other business matters are planned for the meeting. HOWEVER, THIS NOTICE IS SENT TO YOU AS A COURTESY BY MANAGEMENT. PROXIES ARE NOT BEING SOLICITED BECAUSE THE PRESENT MANAGEMENT HAS SUFFICIENT VOTES TO APPROVE THE ABOVE PROPOSALS.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY




By Order of the Board of Directors dated August 3, 2001.

/s/ Douglas Baker
---------------------------------------------
Douglas Baker, Chairman of the Board

                              Health Express USA, Inc.
                           275 Commercial Blvd, Suite 260
                         Lauderdale by the Sea, Florida 33308
                                 (954) 776-5401

                              INFORMATION STATEMENT
                       FOR ANNAUL MEETING OF SHAREHOLDERS
                           TO BE HELD ON August 27, 2001

PURPOSE.

This Information Statement is furnished in connection with the annual meeting of Health Express USA, Inc.(the "Company"), a Florida corporation, which will be held on Monday, August 27, 2001, at 10:00 a.m. Eastern Daylight Time, at the offices of the Company: 275 Commercial Blvd, Suite 260, Lauderdale by the Sea, Florida, 33308 (the "Meeting"). Certain directors and executive officers of the Company (the "Management"), who collectively own approximately 79.8% of the issued and outstanding shares of the Company's common stock (the "common stock"), have agreed to vote in favor of the matters to be submitted to a vote of shareholders at the Meeting. These votes are sufficient to approve the resolutions that will be submitted to the shareholders at the Meeting.

The accompanying Notice of Annual Meeting of Shareholders and this Information Statement is first being mailed to shareholders on or about August 6, 2001. Copies of the Company's annual report, included in the Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, has been included in this mailing.

The following resolutions will be submitted to the Company's shareholders at the meeting:
1. To retain the Company's current directors, Marco D'Alonzo, Douglas Baker, Susan Greenfield and Edward Meyer to serve until their successors are elected at the next annual meeting of shareholders.

2. To ratify the selection by the Board of Directors of Ahearn Jasco & Company as independent auditors of the Company for the year ending December 31, 2001.

PROCEDURE FOR APPROVAL.

The Florida Statutes (the "Florida Law") requires the approval of a plurality of the voting power in attendance at a meeting at which a quorum is present for the election of directors. See the caption "Voting Procedures" herein.

Certain directors and executive officers of the Company, who collectively own approximately 79.8% of the issued and outstanding voting securities of the Company as of the July 27, 2001 record date (the "Record Date"), have indicated their intention to vote in favor of each of the matters discussed above. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. See the caption "Voting Securities and Principal Holders Thereof," herein.

DISSENTERS' RIGHTS OF APPRAISAL.


The Florida Law does not provide any dissenters' rights with respect to the election of directors or retention of auditors as set forth above. Therefore, no dissenter's rights of appraisal will be given in connection with these matters.

ELECTION OF DIRECTORS.

Four (4) directors, as set forth in the following table, have been nominated to stand for election to the Company's Board of Directors at the Meeting to hold office for a term of one year and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). In the event that any nominee becomes unable or unwilling to serve as director for any reason, the persons named in the enclosed proxy will vote for a substitute nominee in accordance with their best judgment. The Board of Directors has no reason to believe that any nominees will be unable or unwilling to serve as director if elected.

-----------------------------------------------------------------------------------------------------------------------
NAME OF DIRECTOR/EXECUTIVE
      OFFICER                      AGE             POSITION                    PERIOD SERVED
-----------------------------------------------------------------------------------------------------------------------
Douglas Baker                      38      Director, President and Chief       July 2, 1998 to date
                                           Executive Officer

Marco D'Alonzo                     35      Director, Secretary and Chief       July 2, 1998 to date
                                           Operating Officer

Susan Greenfield                   37      Director                            May, 2001 to date

Edward Meyer                       43      Director, Audit Committee Member    June 6, 2000 to date

Bruno Sartori                      45      Chief Financial Officer             January 4, 2000 to date(a)
-----------------------------------------------------------------------------------------------------------------------

(a)      Under employment agreement expiring August 31, 2002.


A brief listing of the principal occupation, other major affiliations and age of each nominee and each director follows:

DOUGLAS BAKER
-------------

Mr. Baker has more than 10 years of sales experience in the competitive financial service industry. He has been actively involved in the financial public relations industry since 1994. He has been a licensed stockbroker, 220 insurance agent and mortgage broker. From 1994 to 1998 he was Vice President and co-owner with Marco D'Alonzo of First Equity Group, Inc. a financial public relations company where he was in charge of company operations including cash flow management, budgeting, public relations and human resources. Previously he was an insurance manager with Aachen Insurance Company from 1992 to 1993 and a stockbroker for various South Florida brokerage firms from 1986 to 1991.

MARCO D'ALONZO
--------------

Mr. D'Alonzo is experienced in all aspects of corporate, financial and business affairs. He has owned and operated two financial related businesses. He owned

Equity Management Group, a full service public relations firm specializing in corporate promotions where his duties included marketing, business development and client relations. From 1994 to 1998 he was also co-owner with Mr. Baker of First Equity Group, Inc., where he acted as President, with duties including marketing, business development and client relations. From 1986 to 1991 he was a stockbroker with various brokerage firms in South Florida.

SUSAN GREENFIELD
----------------

Ms. Greenfield is thirty-seven years old and received her Bachelor of Science degree in Education from the University of Miami in 1987. For fifteen years she has served as Treasurer of Rider Insurance Company, which specializes and leads the industry in insuring motorcycles within the state of New Jersey. Susan has served on the Board of Trustees for the June Bleiwise Supporting Foundation for the last six years.

BRUNO SARTORI
-------------

Mr. Sartori is a Certified Public Accountant with a background in international banking and public accounting specializing in international consulting. Mr. Sartori is the owner of Sartori CPA, PA and served as the Company's independent auditor up until his resignation on August 12, 1999. He has owned and operated his accounting firm from 1995 up to the present. From 1985 to 1995 he has worked in various public accounting firms in South Florida, including Arthur Young & Co. in 1987. From 1979 to 1982 Mr. Sartori was a banking trainee with Banca Commerciale Italiana, an Italian international banking institution at their New York Branch.


EDWARD MEYER
------------

Mr. Meyer, 43, is a Certified Public Accountant and is currently the controller for US Pools, a Florida based pool service corporation. Mr. Meyer has served as controller for other major Florida private companies since 1988. Mr. Meyer worked 5 years in public accounting and was a tax supervisor with Arthur Young & Co. in 1987.

COMPENSATION OF DIRECTORS

None of the above Directors were compensated in 2000 for serving on the Board of Directors.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of the Company. Executive officers, directors, and greater than ten-percent shareholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon the Company's review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that during the 2000 fiscal year, the Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------

During 2000, the Board of Directors met 24 times. Each director attended at least 70% of the meetings of the Board.

The only standing committees of the Board of Directors are: Audit Committee, Edward Meyer, Chairman and sole member.

For the fiscal year ended December 31, 2000, fees for services provided by Ahearn Jasco & Company were as follows:

A. Audit Fees. Audit fees billed by Ahearn Jasco & Company with respect to the 2000 audit and reviews were $19,590.00
B. Financial Information Systems Design Implementation Fees. No services were preformed by, or fees incurred to, Ahearn Jasco & Company in connection with financial information design and implementation projects for 2000.
C. All Other Fees. There were no other fees billed by Ahearn Jasco & Company with respect to fiscal 2000.

EXECUTIVE COMPENSATION
----------------------

The following table sets forth the total compensation awarded to the executive officers of the Company where aggregate compensation for services in all capacities rendered during the year ended December 31, 2000 exceeded $100,000:

                                                   SUMMARY COMPENSATION TABLE

                                                 -ANNUAL COMPENSATION-        -LONG TERM COMPENSATION-
                                                  -------------------           ----------------------

                                                                         Other       Restricted     Under-        Other
Name and                                                                 Compen-       Stock        lying        Compen-
Principal Position                  Year        Salary        Bonus      sation        Awards      Options       sation
------------------                  ----        ------        -----      ------        ------      -------       ------
Douglas Baker, CEO                  2000         none         none       $19,129         none         none          none
and President                       1999         none         none        10,332         none      2,000,000        none
                                    1998         none         none          none         none         none          none


Marco D'Alonzo, COO                 2000         none         none       $15,918         none         none          none
and Secretary                       1999         none         none        11,624         none      2,000,000        none
                                    1998         none         none          none         none         none          none


Bruno Sartori, CFO                  2000         none         none       $38,025      $55,250        150,000        none



David Maltrotti, Executive  (a)     2000         none         none       $ 7,050      $12,500         none          none
Vice President                      1999         none         none        22,180       12,000        200,000        none
                                    1998         none         none          none         none         none          none

(a) Mr. David Maltrotti's services with the Company terminated effective June 30, 2000. The options to purchase 200,000 shares of the Company common stock were canceled as of the date of termination.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.

As of the Record Date, a total of 14,234,289 shares of Common Stock were outstanding; such shares are entitled to a total of 14,234,289 votes on the above-referenced matters.

As of the record date, Douglas Baker, Marco D'Alonzo, and Susan Greenfield, collectively beneficially own 11,233,667 of the Company's currently outstanding shares, or approximately 78.9% of such shares.

The following table sets forth the beneficial ownership of the Company's directors and executive officers and those persons who beneficially own more than 5% of the Company's Common Stock on the Record Date:

 (1)                     (2)                                  (3)                     (4)
Title of          Name and Address                     Amount and Nature of         Percent
Class             Of Beneficial Owner                  Beneficial Ownership          Class
-----             -------------------                  --------------------          -----
Common            Douglas Baker                            4,033,000 (1)              28.3
                  5206 NW 28 Street
                  Margate, FL.  33063

Common            Marco D'Alonzo                           3,534,000 (1)              24.8
                  3557 Dunes Vista Drive
                  Pompano Beach, FL.  33069

Common            Susan Greenfield                         3,666,667 (2)              25.8
                  19277 Natures View Court
                  Boca Raton, FL  33498

Common            Bruno Sartori                              335,000 (3)               2.4

Common            All named officers and
                  directors as a group
                  (4 persons)                             11,568,667                  82.2

(1) Mr. D'Alonzo and Mr. Baker have options to purchase 1,716,800 and 1,840,000 respectively, shares of common stock at an exercise price of $0.35 per share. The options are exercisable for a period of ten years from June 15, 1999 and are included in the calculation of ownership in accordance with Rule 13(d) of the Securities Act.

(2) Ms. Greenfield has warrants to purchase 2,000,000 shares of common stock at an exercise price of $1.00 per share.
(3) Mr. Sartori has options to purchase 142,366 shares currently exercisable, which are included in the calculation of ownership.

Percentages are based on 14,234,289 number of shares issued and outstanding on the Record Date.

Rule 13d-3(d)(1)(i) under the Exchange Act, regarding the determination of beneficial owners of securities, includes as beneficial owners of securities, among others, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power and/or investment power with respect to such securities; and, any person who has the right to acquire beneficial ownership of such security within sixty days through a means, including, but not limited to, the exercise of any option, warrant, right or conversion of a security. Any securities not outstanding that are subject to such options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

The Company has been advised that each of the persons listed above has sole voting, investment, and dispositive power over the shares indicated above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the last two (2) years, the Company has not entered into a transaction with a director, nominee for director, executive officer or beneficial owner of 5% or more of the Company's Common Stock or any member of the immediate family of the foregoing, where the amount involved exceeds $60,000, except as disclosed in the following paragraphs:

On June 14, 1999 the Company's Board of Directors granted options to each Mr. D'Alonzo and Mr. Baker to purchase 2,000,000 shares of common stock at a purchase price of $0.35 per share. The options are exercisable in whole or in part at any time until the earlier to occur of (i) the exercise of all options;(ii) he is no longer employed by the Company; and (iii) the expiration of ten years from the date of grant. As of February 28, 2001 Mr. D'Alonzo has exercised 283,200 of his options and Mr. Baker has exercised 160,000 of his options.

Mr. Bruno Sartori, Chief Financial Officer, is employed under a two year and three months employment agreement entered into on May 30, 2000. He was compensated a total of 35,000 shares of the Company's Common Stock (restricted) for the year 2000. The agreement also grants Mr. Sartori options to acquire 150,000 shares of the Company's common stock at a purchase price of $1.31 per share. The options are exercisable in whole or in part at any time until the earlier to occur of (i) the exercise of all options: (ii) he is no longer employed by the Company; and (iii) the expiration of two year and three months from the date of the grant.

VOTING PROCEDURES.

Under the Florida Law, the presence of a majority of the shares of the Company's voting stock entitled to vote at a meeting of the Company's shareholders is required to constitute a quorum for the transaction of business. If a quorum exists, matters submitted to a vote of shareholders will be approved if the votes cast in favor of the action exceed the votes cast against the action.

If a quorum is present at the Meeting, the four nominees for election to the Board of Directors who receive the plurality of votes cast for the election of directors by the shares present and will be elected directors. Each shareholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes for the election of directors.

THE MAJORITY HOLDERS OWN SUFFICIENT VOTING SECURITIES TO APPROVE THE PROPOSALS SET FORTH HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

PROPOSALS OF SECURITY HOLDERS.

No security holder who is entitled to vote at the Meeting has submitted to the Company any proposal for action at the Meeting.